SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2003

KEYSTONE PROPERTY TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12514	84-1246585

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Four Falls, Suite 208
West Conshohocken, PA 19428
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (484) 530-1800

     The purpose of this filing is to report the acquisition of a property totaling 799,344 square feet in Indianapolis, Indiana (“4 Points”) and to file the required Item 7 pro forma information related to this transaction. The purpose of this filing is to update the Company’s reporting for acquisitions during 2003.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On December 22, 2003, Keystone Property Trust (the “Company”), through Keystone Operating Partnership, L.P. (the “Operating Partnership”) acquired an industrial building located in Indianapolis, Indiana totaling 799,344 square feet (“4 Points”). Total consideration for this acquisition was $26.4 million, excluding closing costs, and was funded from the Company’s unsecured revolving Credit Facility. The seller of 4 Points, 4 Points Associates, LLC (the “Seller”) was a joint venture between Browning Investments Inc. (“Browning”) and the Operating Partnership. This joint venture was 50% owned by Browning and 50% owned by the Operating Partnership at the time of the execution of the purchase and sale agreement. The joint venture received the full consideration of $26.4 million, which was allocated 50% to the Company and 50% to Browning.

     The Company based its determination of the purchase price of 4 Points on the expected cash flow, physical condition, location, competitive advantages, existing tenancies and opportunities to retain and attract tenants. The price was determined through arm’s length negotiations between the Company and Browning. The Company has included audited financial statements for 4 Points prepared pursuant to Rule 3-14 of the Regulation S-X of the Securities and Exchange Commission. The Company is not aware of any material factors relating to this property that would cause the reported financial information not to be necessarily indicative of future operating results.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	PRO FORMA FINANCIAL INFORMATION

Unaudited pro forma condensed consolidated financial information which sets forth the Company’s acquisition of 4 Points as of and for the nine-month period ended September 30, 2003 and for the year ended December 31, 2002 are included on pages F-2 to F-9.

(b)	FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The statement of revenue and certain expenses of 4 Points for the year ended December 31, 2002 (audited) and the unaudited statement of revenue and certain operating expenses of 4 Points for the nine-month period ended September 30, 2003 are included on pages F-10 to F-13.

(c)	EXHIBITS 23.1 Consent of KPMG LLP

2

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KEYSTONE PROPERTY TRUST
Date: February 11, 2004	By:	/s/ Jeffrey E. Kelter

Jeffrey E. Kelter
President and Chief Executive Officer

Date: February 11, 2004	By:	/s/ Timothy E. McKenna

Timothy E. McKenna
Senior Vice President and Chief Financial Officer

Date: February 11, 2004	By:	/s/ J. Peter Lloyd

J. Peter Lloyd
Senior Vice President and Chief Accounting Officer

3

KEYSTONE PROPERTY TRUST
INDEX

I.	UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
	Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2003	F-3
	Pro Forma Condensed Consolidated Statement of Operations for the nine-month period ended September 30, 2003	F-4
	Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2002	F-5
	Notes to Unaudited Pro Forma Condensed Consolidated Financial Information	F-6
II.	FINANCIAL STATEMENTS OF 4 POINTS
	Independent Auditors’ Report	F-10
	Statements of Revenue and Certain Expenses for the nine-month period ended September 30, 2003 (unaudited) and year ended December 31, 2002	F-11
	Notes to Statements of Revenue and Certain Expenses	F-12

KEYSTONE PROPERTY TRUST
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

          The following sets forth the unaudited pro forma condensed consolidated balance sheet as of September 30, 2003 and the unaudited pro forma condensed consolidated statements of operations for Keystone Property Trust (the “Company”) for the nine months ended September 30, 2003 and the year ended December 31, 2002 as if the acquisition of 4 Points had occurred at the beginning of each period presented.

          The pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company filed pursuant to the rules and regulations of the Securities and Exchange Commission. The pro forma condensed consolidated financial statements do not purport to represent the Company’s financial position or results of operations that would actually have occurred had the following events occurred on September 30, 2003 or the first day of each period presented, nor do they purport to project the Company’s financial position or results of operations for any future period. The unaudited pro forma condensed consolidated financial information is presented as if the following event occurred on September 30, 2003 for balance sheet purposes and as of the beginning of each period presented for the pro forma condensed consolidated statements of operations.

          On December 22, 2003, the Company acquired an industrial building located in Indianapolis, Indiana totaling 799,344 square feet (“4 Points”). Total consideration for this acquisition was approximately $26.4 million, excluding closing costs, and was funded from the Company’s unsecured revolving Credit Facility. The seller of 4 Points, 4 Points Associates, LLC (the “Seller”) was a joint venture between Browning Investments Inc. (“Browning”) and the Operating Partnership. This joint venture was 50% owned by Browning and 50% owned by the Operating Partnership at the time of the execution of the purchase and sale agreement. The joint venture received the full consideration of $26.4 million, which was allocated 50% to the Company and 50% to Browning.

          The statements contained in this filing may include forward-looking statements within the meaning of the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. As forward-looking statements, these statements involve risks and uncertainties that could cause actual results to differ materially from the expected results. These risks and uncertainties include, but are not limited to, uncertainties affecting real estate businesses generally, risks relating to acquisition activities and risks relating to leasing and re-leasing activities. Additional information on factors, which could impact the Company and the forward-looking statements contained herein, are detailed in the Company’s filings with the Securities and Exchange Commission.

KEYSTONE PROPERTY TRUST

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET—
AS OF SEPTEMBER 30, 2003

(Unaudited - in thousands)

			The Company
	The Company	4 Points (2A)	Pro Forma

Assets
Investment in real estate, net	$724,868	$23,798	$748,666
Equity method investments	68,161	(3,021)	65,140
Cash and cash equivalents	1,119	4,360	5,479
Restricted cash	764	—	764
Notes and accounts receivable	12,638	523	13,161
Other assets, net	29,671	816	30,487

Total assets	$837,221	$26,476	$863,697

Liabilities and Shareholders’ Equity
Liabilities:
Mortgage notes and other debt	$426,625	$26,390	$453,015
Accrued and other liabilities	26,810	86	26,896
Minority interest	44,380	—	44,380
Convertible preferred units	52,892	—	52,892
Shareholders’ equity
Preferred stock	4	—	4
Common stock	22	—	22
Additional paid-in capital	355,022	—	355,022
Loans to employees to purchase common shares and deferred compensation	(9,154)	—	(9,154)
Cumulative net income	36,099		36,099
Cumulative dividends	(95,479)	—	(95,479)

Total shareholders’ equity	286,514		286,514

Total liabilities and shareholders’ equity	$837,221	$26,476	$863,697

The accompanying notes are an integral part of this statement.

KEYSTONE PROPERTY TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2003

(Unaudited, in thousands, except share and per share data)

	The Company	4 Points	Other Pro Forma		The Company
	Historical	(3A)	Adjustments (3)		Pro Forma

REVENUE:
Rents	$53,851	$1,407	$33	(B)	$55,291
Reimbursement revenue and other income	10,717	187	—		10,904

Total revenue	64,568	1,594	33		66,195

OPERATING EXPENSES:
Property operating expenses	10,399	258			10,657
General and administrative	7,676				7,676
Depreciation and amortization	15,772		485	(A)	16,257

Total operating expenses	33,847	258	485		34,590

Income before interest expense, equity in income from equity method investments and gains on sales of assets	30,721				31,605
Interest expense	14,037		461	(A)	14,498
Equity in income from equity method investments	4,484		(296	)(A)	4,188
Gains on sales of assets	3,221				3,221

Income before distributions to preferred unitholders, minority interest of unitholders in operating partnership and income allocated to preferred shareholders	24,389				24,516
Distributions to preferred unitholders	(3,804)				(3,804)

Income before minority interest of unitholders in operating partnership and income allocated to preferred shareholders	20,585				20,712
Minority interest of unit holders in operating partnership	(3,163)		(15	)(C)	(3,178)

Income from continuing operations	$17,422				$17,534

Income allocated to preferred shareholders	(4,980)				(4,980)

Income allocated to common shareholders	$12,442				$12,554

Income from continuing operations per common share basic	$0.58				$0.58

Income from continuing operations per common share diluted	$0.57				$0.57

Weighted average common shares outstanding basic	21,656,634				21,656,634

Weighted average common shares outstanding diluted	27,424,617				27,424,617

The accompanying notes are an integral part of this statement.

KEYSTONE PROPERTY TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2002
(Unaudited, in thousands, except share and per share data)

				Other Pro
	The Company			Forma		The Company
	Historical (4)		4 Points (4A)	Adjustments (4)		Pro Forma

REVENUE:
Rents	$83,067		$704	$4	(B)	$83,775
Reimbursement revenue and other income	13,434		93			13,527

Total revenue	96,501		797	4		97,302

OPERATING EXPENSES:
Property operating expenses	17,728		100			17,828
General and administrative	10,024					10,024
Depreciation and amortization	19,978			197	(A)	20,175

Total operating expenses	47,730		100	197		48,027

Income before interest expense, equity in income from equity method investments and losses on sales of assets	48,771					49,275
Interest expense	25,115	(E)		198	(A)	25,313
Equity in income from equity method investments	899			(218	)(A)	681
Losses on sales of assets	(31,322)					(31,322)

Loss before distributions to preferred unitholders, minority interest of unitholders in operating partnership and income allocated to preferred shareholders	(6,767)					(6,679)
Distributions to preferred unitholders	(5,585)					(5,585)

Loss before minority interest of unitholders in operating partnership and loss allocated to preferred shareholders	(12,352)					(12,264)
Minority interest of unitholders in operating partnership	3,492			(21	)(C)	3,471

Loss from continuing operations	$(8,860)					$(8,793)

Income from discontinued operations	900					900

Net loss	$(7,960)					$(7,893)
Loss allocated to preferred shareholders	(3,449	) (D)				(3,449)

Loss allocated to common shareholders	$(11,409)					$(11,342)

Loss from continuing operations per common share basic	$(0.63)					$(0.63)

Loss from continuing operations per common share diluted	$(0.63)					$(0.63)

Weighted average common shares outstanding basic	19,467,656					19,467,656

Weighted average common shares outstanding diluted	19,467,656					19,467,656

The accompanying notes are an integral part of this statement.

KEYSTONE PROPERTY TRUST
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION

     Keystone Property Trust (together with its subsidiaries, the “Company”) is a fully integrated, self-administered, self-managed real estate investment trust (“REIT”) engaged in the ownership, acquisition, development and management of industrial properties principally in the eastern portion of the United States. As of September 30, 2003, the Company owned interests in a portfolio of 119 properties (the “Properties”) comprised of 118 industrial properties, one office property and an investment in a direct financing lease, which aggregated approximately 26.9 million square feet with 26 of the Properties owned through unconsolidated joint ventures.

     On December 22, 2003, the Company, through Keystone Operating Partnership, L.P. (the “Operating Partnership”), acquired an industrial building located in Indianapolis, Indiana totaling 799,344 square feet (“4 Points”). Total consideration for this acquisition was approximately $26.4 million, including closing costs, and was funded from the Company’s unsecured revolving credit facility. The seller of 4 Points, 4 Points Associates, LLC (the “Seller”) was a joint venture between Browning Investments Inc. (“Browning”) and the Operating Partnership. This joint venture was 50% owned by Browning and 50% owned by the Operating Partnership at the time of the execution of the purchase and sale agreement. The joint venture received the full consideration of $26.4 million, which was allocated 50% to the Company and 50% to Browning.

     The property was in development up to June 30, 2002. From July 1, 2002 to March 31, 2003, 55% of the property was leased. As of April 1, 2003, the property was 100% leased.

     These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company. The pro forma operating results included herein include the historical results and related pro forma adjustments to reflect the periods ended December 31, 2002 and September 30, 2003, as if this transaction had been consummated as of the beginning of these periods.

2.	ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2003 (in 000s)

A) Adjustments to record the Company’s acquisition as follows:

	Investments in Real	Equity Method		Notes and Accounts			Accrued and
	Estate, Net	Investments	Cash	Receivable	Other Assets	Mortgage Debt	Other Liabilities

Acquisitions
4 Points	$23,798	$(3,021)	$4,360	$523	$816	$26,390	$86

TOTAL	$23,798	$(3,021)	$4,360	$523	$816	$26,390	$86

     The costs of the acquired property are allocated to the individual property and intangible assets based on their respective fair values to the extent of outside interests acquired and on a historical cost basis for interests already owned. The purchase allocation adjustments made in connection with the development of the pro forma condensed consolidated financial statements are based on information available at this time. Subsequent adjustments to the allocation may be made based on additional information.

3.	ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2003 (in 000s)

     The accompanying unaudited pro forma condensed consolidated statement of operations contains certain adjustments, which are explained below to give effect to the acquisition of 4 Points described in Note 1. The historical combined statement of revenue and certain expenses of 4 Points excludes certain expenses that would not be comparable with those resulting from the proposed future operations. The pro forma adjustments include results of operations for the indicated periods of the property based on our accounting policies where such policies differ from those which were applied in preparing the historical statements of the property.

KEYSTONE PROPERTY TRUST
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

2003 Historical Operations Adjustments

A)	Reflects the pro forma adjustment related to historical operations for the nine months ended September 30, 2003:

OPERATING
	REVENUE			EXPENSES

		Tenant		Property Operating
		Reimbursements		And Other
	Minimum Rent	and Other Income	Subtotal	Expenses

4 Points	$1,407	$187	$1,594	$258

			EQUITY IN INCOME FROM EQUITY METHOD
	INTEREST AND DEPRECIATION		INVESTMENTS

			Equity in income from equity
	Interest Expense (i)	Depreciation (ii)	method investments (iii)

4 Points	$461	$485	$296

Footnotes:

(i)	Pro forma interest expense on assumed borrowings of approximately $26.4 million, with an effective interest rate of 2.75% for indebtedness related to this transaction.

(ii)	Pro forma depreciation expense reflects calculated depreciation based on a 35-year useful life ($464) and amortization of the intangible asset from the acquired leases which is amortized over the term of the related leases ($21).

(iii)	Pro forma equity in income from equity method investments includes equity in income from the Company’s equity investment in 4 Points of $296.

2003 Other Pro-Forma Adjustments:

B)	Pro forma minimum rent includes a pro forma adjustment for straight line rent of $30 and an adjustment for amortization of lease intangibles recorded under SFAS No. 141 of $3.

C)	To adjust the minority interest’s share of income in Keystone Operating Partnership, L.P. (the “Operating Partnership”). As of September 30, 2003, the Company owned approximately 79.8% on a pro forma basis of the common ownership of the Operating Partnership. The adjustment to record the income effect of the minority interest’s share for the nine months ended September 30, 2003 in the pro forma statement of operations was computed as follows:

Pro forma revenue	$66,195
Pro forma expenses	49,088
Distributions to preferred unitholders and other	8,784
Gains on sales of assets	3,221
Pro forma equity in income from equity investments	4,188

Pro forma income before minority interest	15,732

Minority interest	(3,178)
Minority interest for the nine months ended September 30, 2003	(3,163)

Adjustment required	$(15)

KEYSTONE PROPERTY TRUST
NOTES TO UNAUDITED PRO FORMA
CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

4.	ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002 (in 000s)

     The accompanying unaudited pro forma condensed statement of operations contains certain adjustments, which are explained below to give effect to the acquisition of the property described in Note 1. The historical statements of revenue and certain expenses of 4 Points exclude certain expenses that would not be comparable with those resulting from the proposed future operations. The pro forma adjustments include results of operations for the indicated periods of the property based on our accounting policies where such policies differ from those which were applied in preparing the historical statements of the properties.

2002 Historical Operations Adjustments:

A)	Reflects the pro forma adjustments related to the historical operations for the year ended December 31, 2002:

OPERATING
		REVENUE		EXPENSES

Tenant
		Reimbursements and		Property
	Minimum Rent	Other Income	Subtotal	Operating Expenses

4 Points	$704	$93	$797	$100

EQUITY IN INCOME FROM EQUITY METHOD
	INTEREST AND DEPRECIATION		INVESTMENTS

	Interest	Depreciation and	Equity in income from equity
	Expense (i)	Amortization (ii)	method investments (iii)

4 Points	$198	$197	$218

Footnotes:

(i)	Pro forma interest expense on assumed borrowings of approximately $26.4 million, with an effective interest rate of 2.75% for indebtedness related to this transaction.

(ii)	Pro forma depreciation expense reflects calculated depreciation based on a 35-year useful life ($169) and amortization of the intangible asset from the acquired leases which is amortized over the term of the related leases ($28).

(iii)	Pro forma equity in income from equity method investments includes equity in income from the Company’s equity investment in 4 Points of $218.

2002 Other Pro-Forma Adjustments:

B)	Pro forma minimum rent includes an adjustment for amortization of lease intangibles recorded under SFAS No. 141 of $4.

C)	To adjust the minority interest’s share of income in the Operating Partnership. As of December 31, 2002, the Company owned approximately 76.2% on a pro forma basis of the common ownership of the Operating Partnership. The adjustment to record the income effect of the minority interest’s share for the year ended December 31, 2002 in the pro forma statement of operations was computed as follows (in 000s):

Pro forma revenue	$97,302
Pro forma expenses	73,340
Distributions to preferred unitholders and other	9,034
Losses on sales of assets	31,322

Pro forma equity in income from equity investment	681
Income from discontinued operations	900

Pro forma loss before minority interest	(14,813)

Minority interest	3,471
Minority interest for the year ended December 31, 2002	3,492

Adjustment required	$(21)

D)	Pursuant to Financial Accounting Standards Board (“FASB”) EITF Topic D-42, “The Effect on the Calculation of Earnings per Share for the Redemption or Induced Conversion of Preferred Stock,” the Company has amended its accounting treatment of the offering costs paid with the issuance of its Convertible Preferred Stock, of which $25 million was redeemed in September 2002. In accordance with the new SEC pronouncement, these costs, aggregating $411,000, have been included as a preferred dividend resulting in a $0.02 per share reduction of previously reported earnings per share.

E)	Certain amounts in the 2002 consolidated financial statements have been reclassified in order to conform with the presentation in the 2003 consolidated financial statements. The Company has adopted SFAS No. 145, “Rescission of FASB Statements Nos. 3, 44 and 64, Amendment of FASB Statement No. 13 and Technical Corrections”, effective January 1, 2003, and reclassified its previously reported extraordinary items related to early debt extinguishment ($863).

INDEPENDENT AUDITORS’ REPORT

To the Board of Trustees and Shareholders of Keystone Property Trust:

     We have audited the accompanying statement of revenue and certain expenses of 4 Points for the year ended December 31, 2002. This financial statement is the responsibility of the property’s management. Our responsibility is to express an opinion on this combined statement of revenue and certain expenses based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenue and certain expenses of 4 Points was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Keystone Property Trust as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of 4 Points.

     In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of 4 Points for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

January 9, 2004
Philadelphia, PA

4 POINTS
COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
(in 000s)

	For the Nine Months Ended
	September 30, 2003 (Unaudited)	For the Year Ended December 31, 2002

REVENUE:
Rent	$1,407	$704
Tenant Reimbursements	187	93

Total Revenue	1,594	797

CERTAIN EXPENSES:
Maintenance and Other Operating Expenses	196	77
Real Estate Taxes	31	14
Insurance	31	9

Total Certain Expenses	258	100

REVENUE IN EXCESS OF CERTAIN EXPENSES	$1,336	$697

The accompanying notes are an integral part of this financial statement.

4 POINTS
NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES FOR THE PERIODS ENDING
SEPTEMBER 30, 2003 AND DECEMBER 31, 2002

1. BASIS OF PRESENTATION:

     The statements of revenue and certain expenses reflect the operations for the periods presented of 4 Points (“4 Points”). Total consideration for the acquisition was a purchase price of approximately $26.4 million, excluding closing costs. The purchase price was funded from the Company’s unsecured revolving Credit Facility. The seller of 4 Points, 4 Points Associates, LLC (the “Seller”) was a joint venture between Browning Investments Inc. (“Browning”) and the Operating Partnership. This joint venture was 50% owned by Browning and 50% owned by the Operating Partnership at the time of the execution of the purchase and sale agreement. The joint venture received the full consideration of $26.4 million, which was allocated 50% to the Company and 50% to Browning.

     The statements of revenue and certain expenses have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. These financial statements are not representative of the actual operations of the property for the periods presented, as certain expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the property have been excluded. Expenses excluded consist of depreciation and amortization, interest, and other costs not directly related to the future operations of the property.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. The ultimate results could differ from those estimates.

     The statement of revenue and certain expenses for the nine months ended September 30, 2003 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the combined statement of revenue and certain expenses for the interim period have been included. The results of the interim period are not necessarily indicative of the results for the full year.

     The statement of revenue and certain expenses for the year ended December 31, 2002 includes the period from July 1, 2002 through December 31, 2002. The property was in development up to June 30, 2002. From July 1, 2002 to March 31, 2003, 55% of the property was leased. As of April 1, 2003, the property was 100% leased.

     Rental revenue for the periods ended September 30, 2003 and December 31, 2002 includes straight line rent of $387,000 (unaudited) and $591,000 respectively.

     4 Points paid management fees totaling $17,000 (unaudited) and $7,000 for the periods ended September 30, 2003 and December 31, 2002, respectively, to Keystone Realty Services, Inc. The Company owns 100% of the non-voting preferred stock of Keystone Realty Services, Inc. and is entitled to receive 95% of the amounts paid as dividends.

     4 Points paid construction and development fees to Browning during the construction of the property. These fees were capitalized by 4 Points and are included in the basis of the property.

4 POINTS
NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES FOR THE PERIODS ENDING
SEPTEMBER 30, 2003 AND DECEMBER 31, 2002

2. OPERATING LEASES:

     In addition to minimum rent payments, the leases generally provide for the recovery of operating expenses from tenants based on their pro rata share of leased space. These amounts are included as tenant reimbursements in the accompanying combined statements of revenue and certain expenses.

     The following tenants account for greater than 10% of annual minimum rent for the year ended December 31, 2002 (in 000s):

Property	Tenant	Minimum Rent

700 Airtech Parkway	USCO R.E., LLC.	$704

		$704

     The property is leased to tenants under operating leases with expiration dates extending to 2012. Future minimum rentals under non-cancelable operating leases, excluding tenant reimbursements of operating expenses, as of December 31, 2002 are as follows (in 000s):

2003	$1,514
2004	2,287
2005	2,287
2006	2,286
2007	2,304
2008 and thereafter	8,433

Total	$19,111